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------------------------------------------------------------------------------------------------------------------------------------
                                              OFFICE OF THE UNITED STATES TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
                                                            )    -------------------------------------------------------------------
IN RE:                                                      )    |             DEBTOR IN POSSESSION OPERATING REPORT
                                                            )    |             -------------------------------------
PREMIER CONCEPTS, INC.,                                     )    |
                                                            )    |  REPORT NUMBER    1                                  Page 1 of 3
                                                            )    |                             FOR THE PERIOD FROM:     10/10/2003
                                                     DEBTOR )    |                                              TO:     10/31/2003
                                                            )    -------------------------------------------------------------------
------------------------------------------------------------)
CHAPTER 11 CASE NO. LA 03-36445-BR                          )
------------------------------------------------------------)

1. Profit and Loss Statement;
A. Related to Business Operations:
          Gross Sales
                                                                ----------------------
          Less Sales Returns and Discounts
                                                                ----------------------
                Net Sales                                                                             165,730
                                                                                        ----------------------
          Less:  Cost of Goods Sold
               Beginning Inventory at Cost
                                                                ----------------------
               Add:  Purchases
                                                                ----------------------
               Less:  Ending Inventory at Cost
                                                                ----------------------
                    Cost of Goods Sold                                                                 50,548
                                                                                        ----------------------
          Gross Profit                                                                                                      115,182
                                                                                                                --------------------
          Other Operating Revenue (Specify)

Less: Operating Expenses
          Officer Compensation
                                                                ----------------------
          Salaries & Wages - Other Employees
                                                                ----------------------
               Total Salaries & Wages                                                                  99,623
                                                                                        ----------------------
               Employee Benefits
                                                                ----------------------
          Payroll Taxes
                                                                ----------------------
          Real Estate Taxes
                                                                ----------------------
          Federal and State Income Taxes
                                                                ----------------------
                Total Taxes                                                                             7,182
                                                                                        ----------------------
          Rent and Lease Exp. (Real and Personal Property)                     89,333
                                                                ----------------------
          Interest Expense (Mortgage, Loan, etc.)
                                                                ----------------------
          Insurance                                                             8,334
                                                                ----------------------
          Automobile Expense
                                                                ----------------------
          Utilities (Gas, Electric, Water, Telephone, etc.)                     6,845
                                                                ----------------------
          Depreciation and Amortization                                        12,517
                                                                ----------------------
          Repairs and Maintenance                                                 925
                                                                ----------------------
          Advertising                                                           1,153
                                                                ----------------------
          Supplies, Office Expenses, Photocopies, etc.                         20,998
                                                                ----------------------
          Bad Debts
                                                                ----------------------
          Miscellaneous Operating Expenses (Specify)*
                                                                ----------------------
               Total Operating Expenses                                                                                     246,910
                                                                                                                --------------------

          Net Gain/(Loss) from Business Operations                                                                         (131,728)
                                                                                                                --------------------

B. Not Related to Business Operations
          Income:
               Interest Income - interest on Bond
                                                                ----------------------
               Other Non-Operating Revenues (Specify)
                                                                ----------------------
               Gross Proceeds on Sale of Assets
                                                                ----------------------
               Less: Original Cost of Assets plus Expenses
                 of Sale
                                                                ----------------------
                    Net Gain/(Loss) on Sale of Assets                         (33,488)
                                                                ----------------------
               Total Non-Operating Income                                                             (33,488)
                                                                                        ----------------------
          Expenses Not Related to Business Operations:
               Legal and Professional Fees                                     44,402
                                                                ----------------------
               Other Non-Operating Expenses, Loss on Investment                30,357
                                                                ----------------------
                    Total Non-Operating Expenses                                                       74,759
                                                                                        ----------------------

          NET INCOME /(LOSS) FOR PERIOD                                                                                    (239,975)
                                                                                                                ====================

NOTE: DEBTOR KEEPS ITS BOOKS ON A FOUR-WEEK MONTHLY CYCLE TO ACCOMMODATE ITS RETAIL BUSINESS. CLOSING DATE FOR THIS REPORT IS
OCTOBER 26, 2003.
------------------------------------------------------------------------------------------------------------------------------------
Revised April 1989                                         OPERATING REPORT                                                    UST-1
------------------------------------------------------------------------------------------------------------------------------------
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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 2 of 3

2. Aging of Accounts Payable and Receivable (exclude pre-petition debt from accounts payable):

                                                 -------------------------------------------
                                                    Accounts Payable    Accounts Receivable
                                                 -------------------------------------------
Current                      Under 30 days       $          209,653       $             --
Overdue                      31 - 60 days        $               --       $             --
Overdue                      61 - 90 days        $               --       $             --
Overdue                      91 - 120 days       $               --       $             --
Overdue                      121 + days          $               --       $             --
Total                                            $          209,653       $             --
                                                 ------------------------------------------

3. Statement of Status of Payments to Secured Creditors and Lessors:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                            Post-Petition
                                     Frequency of                                                         Payments Not Made
                                     Payments per           Amount of                             ----------------------------------
      Creditor/Lessor               Lease/Contract         Each Payment        Next Payment Due       Number            Amount
------------------------------------------------------------------------------------------------------------------------------------
SEE ATTACHED LIST OF PAYMENTS TO LESSORS
Totals for Lessors                   Monthly               $   169,948              Nov-03              17            $ 160,596
Fleet Precious Metals, Inc.          Monthly               $     1,500              Nov-03               1            $   1,500
Stephlaur                            Monthly               $       370              Nov-03               1            $     370
BankOne                              Monthly               $       700              Nov-03               1            $     700
(Payments for period 10/10-11/10/03 were made on 11/14/03)
------------------------------------------------------------------------------------------------------------------------------------

4. Tax Liability:

                             Gross Payroll Expense For Period                 $      99,623
                             Gross Sales for Period Subject to Sales Tax      $     165,730

                                             ---------------------------------------------------------------------------------------
                                                                                                       Post Petition Taxes
                                                       Date Paid              Amount Paid *                Still Owing
                                             ---------------------------------------------------------------------------------------

Federal Payroll and Withholding Taxes                                            $0.00                    $    15,841
State Payroll and Withholding Taxes                                              $0.00                    $     2,047
State Sales and Use Tax                                                          $0.00                    $    11,565
Real Property Taxes                                                              $0.00
                                             ---------------------------------------------------------------------------------------

                           * Attach photocopies of depository receipts from taxing authority or financial institution to verify that such deposits or payments have been made.

5. Insurance Coverage:
                                             ---------------------------------------------------------------------------------------
                                                        Carrier/             Amount of           Policy           Premium Paid
                                                         Agent                Coverage          Exp. Date           Thru Date
                                             ---------------------------------------------------------------------------------------

Worker's Compensation                              Venbrook/Hartford                            12/10/2003          12/10/2003
Liability                                          Venbrook/Hartford         1,000,000          10/10/2004          10/10/2004
Fire and Extended Coverage                         Venbrook/Hartford           300,000          12/07/2003          12/07/2003
Property                                           Venbrook/Hartford                            12/07/2003          12/07/2003
Theft                                              Venbrook/Hartford                            12/07/2003          12/07/2003
Life (Beneficiary:________________)
Vehicle                                            Venbrook/Hartford         1,000,000          12/07/2003          12/07/2003
Other
                                             ---------------------------------------------------------------------------------------
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                                             DEBTOR IN POSSESSION OPERATING REPORT NO. 1
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Page 3 of 3

6. Questions:

         A.       Has the Trustee provided to any officers, directors, shareholders, or other principals compensation without the approval of the Office of the United States Trustee?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No
         B.       Has the Trustee, subsequent to the filing of the petition made any payments on its pre-petition unsecured debt, except as have been authorized by the Court?
                    _____ :  Yes   Explain: _______________________________________________________
                      X   :  No


7. Statement of Unpaid Professional Fees (Post-Petition Only):

                        --------------------------------------------------------------------------------------
                                                                     Type                   Post-Petition
                             Name of Professional                Professional                Unpaid Total
                        --------------------------------------------------------------------------------------
                        Robinson, Diamant & Wolkowitz          Debtor's attorneys               49,299
                        Archetype Group *                      Management Fees                  40,000


                        --------------------------------------------------------------------------------------
                        *Archetype Group is in the process of being employed as Debtor's business consultants.


8. Narrative Report of Significant Events and Events Out of the Ordinary Course of Business:

None noted during reporting period.







9. Quarterly Fees: (This Fee must be paid to the United States Trustee every calendar quarter)

------------------------------------------------------------------------------------------------------------------------------------
                         Quarterly
     Quarterly         Disbursements       Quarterly                                                                  Quarterly
   Period Ending        for Quarter           Fee             Date Paid         Amount Paid       Check No.        Fee Still Owing
------------------------------------------------------------------------------------------------------------------------------------
4th Quarter 2003





------------------------------------------------------------------------------------------------------------------------------------



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Operating Report is true and complete to the best of my knowledge.



Dated:                                                                  Signed:
       -----------------------------------------------                          ----------------------------------------------------
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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 1

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
  7     THE RIO- Elegent Pretenders                Rio Hotel & Casino,          7,934            11/10/2003        1         7,934
        3700 W. Flamingo Rd, SP 15A                Inc.
        Las Vegas, NV 89103
------------------------------------------------------------------------------------------------------------------------------------
  8     UNION STATION- Impostors                   Jones Lang LaSalle           5,355            11/10/2003        1         5,355
        50 Massachusetts Ave. N.E.,                Mgmt - Union Station
        SP 236
        Washington, DC 20002
------------------------------------------------------------------------------------------------------------------------------------
  9     VALLEY FAIR- Impostors                     Westfield - Valley Fair      9,619            11/10/2003        1         9,619
        2855 Stevens Creek Blvd.
        SP 1131
        Santa Clara, CA 95050
------------------------------------------------------------------------------------------------------------------------------------
 11     CARMEL PLAZA- Impostors                    Macerich Carmel L.P.         6,969            11/10/2003        1         6,969
        Ocean Avenue between Mission and
        Junipero
        Carmel-By-The-Sea, CA
------------------------------------------------------------------------------------------------------------------------------------
 12     HARBOR PLACE- Impostors                    Rouse/Harborplace            6,504            11/10/2003        1         6,504
        201 E. Pratt, SP 16                        Ltd. Partnership
        Baltimore, MD 21202
------------------------------------------------------------------------------------------------------------------------------------
 14     PALM DESERT- Impostors                     Westfielda- WEA Palm         6,185            11/10/2003        1         6,185
        72-840 Highway 111, SP 126                 Desert LLC
        Palm Desert, CA 92260
------------------------------------------------------------------------------------------------------------------------------------
 17     STONERIDGE- Impostors                      Taubman/                     9,633            11/10/2003        1         9,633
        2049 Stoneridge Mall                       Stoneridge Properties
        Pleasanton, CA 92101                       LLC
------------------------------------------------------------------------------------------------------------------------------------
 23     UNION SQUARE- Impostors                    Union Square                48,849            11/10/2003        1        48,849
        295 Geary Street                           Building/Brett &
        San Francisco, CA 94102                    Company
------------------------------------------------------------------------------------------------------------------------------------
 24     WHITE FLINT- Impostors                     Lerner Corporation-          6,863            11/10/2003        1         6,863
        11301 Rockville Pike, SP 1-4.11            White Flint
        Kensington, MD 20895
------------------------------------------------------------------------------------------------------------------------------------
 25     TOWSON TOWN CENTER- Impostors              Rouse Company                8,780            11/10/2003        1         8,780
        825 Dulaney Valley Rd., SP 3260            Rouse Property
        Towson, MD 21204                           Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------

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PREMIER CONCEPTS, INC.
CH. 11 CASE NO. LA 03-36445-BR

                                                 OPERATING REPORT - ATTACHMENT NO. 1

                                                                                                               ---------------------
                                                                                                                 POST PETITION
                                                                                                                 PAYMENTS NOT MADE
------------------------------------------------------------------------------------------------------------------------------------
STORE                                                                          AMT OF              NEXT                     TOTAL
 NO.    STORE                                      LANDLORD                  MONTHLY PMT        PAYMENT DUE     NUMBER      AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
 29     PARK MEADOWS- Impostors                    Rouse Company                8,606            11/10/2003        1         8,606
        8505 Park Meadows Cntr Dr.,                Rouse Property
        SP 2125                                    Management, Inc.
        Littleton, CO 80124
------------------------------------------------------------------------------------------------------------------------------------
 30     THE ALADDIN- Joli Joli                     Trizec-Hahn                  9,352            11/10/2003
        3663 Las Vegas Blvd. South
        Ste. 310
        Las Vegas, NV 89109
------------------------------------------------------------------------------------------------------------------------------------
 31     FASHION SQUARE- Impostors                  Westcor                      5,923            11/10/2003        1         5,923
        7014 E. Camelback Road
        K1-18
        Scottsdale, AZ 85251
------------------------------------------------------------------------------------------------------------------------------------
 35     THE BORGATA- Impostors                     Westcor                      4,644            11/10/2003        1         4,644
        6166 North Scottsdale Rd.,                 TWC Borgata Holding,
        SP 705                                     LLC
        Scottsdale, AZ 85253
------------------------------------------------------------------------------------------------------------------------------------
 38     COASTLAND CENTER- Impostors                General                      4,541            11/10/2003        1         4,541
        1928 N. Tamiani Trail                      Growth/Coastland
        Naples, FL 34102                           Center, LP
------------------------------------------------------------------------------------------------------------------------------------
 40     MENLO PARK- Impostors                      Simon Property Group,        8,217            11/10/2003        1         8,217
        333 Menlo Park, SP 2235                    LP
        Edison, NJ 08837
------------------------------------------------------------------------------------------------------------------------------------
 41     SAWGRASS MILLS- Impostors                  The Mills                    6,039            11/10/2003        1         6,039
        2604 Sawgrass Mills Cir., #1101
        Sunrise, FL 33323
------------------------------------------------------------------------------------------------------------------------------------
 43     THE FALLS - Impostors                      Taubman                      5,935            11/10/2003        1         5,935
        8888 SW 136th Street, Suite 370A           Falls/Shopping Center
        Miami, FL 33176                            Assoc.
------------------------------------------------------------------------------------------------------------------------------------
        TOTAL                                                                 169,948                                      160,596
-----------------------------------------------------------------------------------------------------------------------------------

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                                                 OFFICE OF THE UNITED STATES TRUSTEE
                                                                                                                            PAGE 1
                                                   CENTRAL DISTRICT OF CALIFORNIA
------------------------------------------------------------------------------------------------------------------------------------
                                                        )
IN RE:                                                  )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                                        )
PREMIER CONCEPTS, INC.,                                 )          STATEMENT NO.:     1
                                                        )    FOR THE PERIOD FROM:     10/10/2003
                                                        )                     TO:     10/31/2003
                                                 DEBTOR )
                                                        )                                              -----------------------------
--------------------------------------------------------)                                              DIRECT DEPOSIT  PRE-PETITION
--------------------------------------------------------)    -----------------------------------------------------------------------
CHAPTER 11 CASE NO. LA 03-36445-BR                      )     OPERATIONS       PAYROLL         TAX        MERCHANT      OPERATIONS
--------------------------------------------------------)      ACCOUNT         ACCOUNT       ACCOUNT      ACCOUNT         ACCOUNT
--------------------------------------------------------)    -----------------------------------------------------------------------

CASH ACTIVITY ANALYSIS                                       -----------------------------------------------------------------------

A.  Total Receipts Per All Prior Interim Statements                     -              -            -           -                -

B.  Less: Total Disbursements Per All Prior
         Interim Statements                                             -              -            -           -                -
                                                             -----------------------------------------------------------------------

C.  Beginning Balance                                                   -              -            -           -                -
                                                             -----------------------------------------------------------------------
D.  Receipts During Current Period

          Per Attached Schedule                                 60,000.00      70,100.00       100.00      100.00       354,181.22
                                                             -----------------------------------------------------------------------

E.  Balance Available                                           60,000.00      70,100.00       100.00      100.00       354,181.22
                                                             -----------------------------------------------------------------------
F.  Less: Disbursements During Period

          Per Attached Schedule                                  9,652.28      38,701.00            -           -       231,140.35
                                                             -----------------------------------------------------------------------

G.  Ending Balance                                              50,347.72      31,399.00       100.00      100.00       123,040.87
                                                             -----------------------------------------------------------------------

H.  ACCOUNT INFORMATION
    (1).     General (Operations) Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677439
    (2).     Payroll Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677454
    (3).     Tax Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677462
    (4).     Direct Deposit Merchant Account
             (a)      Depository Name and Location             Wells Fargo Bank, Austin, Texas
             (b)      Account Number                           5393677447
    (5).     Pre-Petition General Account - for Deposit only
             (a)      Depository Name and Location             Texas Bank, Grapevine, Texas
             (b)      Account Number                           630001812

I.  Other Monies On Hand:



I, Terry G. Washburn, President of Premier Concepts, Inc., declare under penalty of perjury that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowlege:

Dated:                                                            Signed:
-------------------------------------------------------------     ------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
Revised June 1987                                        INTERIM STATEMENT                                                     UST-1
------------------------------------------------------------------------------------------------------------------------------------
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CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 2
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     1
              RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                           TO:     10/31/2003

                                                               -----------------
ACCT:  OPERATIONS                                                    AMOUNT
--------------------------------------------------------------------------------

   Opening Deposit                                                   60,000.00



                                                               -----------------
            TOTAL                                                    60,000.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 3
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     1
              RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                           TO:     10/31/2003

                                                               -----------------
ACCT:  PAYROLL                                                      AMOUNT
--------------------------------------------------------------------------------

   Opening Deposit                                                      100.00
   Transfer from Texas Bank                                          50,000.00
   Transfer from Texas Bank                                          10,000.00
   Transfer from Texas Bank                                          10,000.00


                                                               -----------------
   TOTAL                                                             70,100.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 4
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     1
              RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                           TO:     10/31/2003

                                                               -----------------
ACCT:  TAX                                                          AMOUNT
--------------------------------------------------------------------------------

   Opening Deposit                                                      100.00



                                                               -----------------
   TOTAL                                                                100.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 5
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     1
              RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                           TO:     10/31/2003

                                                               -----------------
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT                              AMOUNT
--------------------------------------------------------------------------------

   Opening Deposit                                                      100.00


                                                               -----------------
   TOTAL                                                                100.00
                                                               =================

CASE NAME: PREMIER CONCEPTS, INC.                                        PAGE 6
CASE NUMBER:  LA 03-36445-BR

                                STATEMENT NO.:     1
              RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                           TO:     10/31/2003

                                                               -----------------
ACCT:  TEXAS BANK OPERATIONS                                        AMOUNT
--------------------------------------------------------------------------------

   Beginnging Balance                                               100,368.25
   Misc deposit                                                         417.70
   Credit Card Merchant Services Settlement                         210,269.66
   Transfer from Retail Stores (Sweep)                               43,125.61


                                                               -----------------
   TOTAL                                                            354,181.22
                                                               =================

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 7
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     1
                                                               RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                                                                            TO:     10/31/2003
ACCT:  OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.               DATE
------------------------------------------------------------------------------------------------------------------------------------

   Transfer to WFB Payroll                                                   100.00             Wire                10/24/2003
   Transfer to WFB Merchant                                                  100.00             Wire                10/24/2003
   Transfer to WFB Tax                                                       100.00             Wire                10/24/2003
   Rent payment - Aladdin                                                  9,352.28             Temp. Ck            10/27/2003


                                                                    ----------------

   TOTAL                                                                   9,652.28
                                                                    ================
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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 8
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     1
                                                               RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                                                                            TO:     10/31/2003
ACCT:  PAYROLL
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

   CBS Payroll                              Payroll                         38,701.00                                 10/31/2003


                                                                      ----------------
   TOTAL                                                                    38,701.00
                                                                      ================
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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 9
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     1
                                                               RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                                                                            TO:     10/31/2003
ACCT:  TAX
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------




                                                                        ----------------
       TOTAL                                                                         --
                                                                        ================

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 10
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     1
                                                               RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                                                                            TO:     10/31/2003
ACCT:  DIRECT DEPOSIT MERCHANT ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                       AMOUNT            CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------





                                                                        ----------------
       TOTAL                                                                         --
                                                                        ================

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CASE NAME: PREMIER CONCEPTS, INC.                                                                                            PAGE 11
CASE NUMBER:  LA 03-36445-BR

                                                                                 STATEMENT NO.:     1
                                                               RECEIPTS FOR THE PERIOD    FROM:     10/10/2003
                                                                                            TO:     10/31/2003
ACCT:  TEXAS BANK OPERATION
------------------------------------------------------------------------------------------------------------------------------------
          PAYEE                            DESCRIPTION                        AMOUNT             CHECK NO.                DATE
------------------------------------------------------------------------------------------------------------------------------------

  Transfer to WFB Operations                                                 60,000.00             Wire               10/23/2003
  Transfer to WFB Payroll                                                    50,000.00             Wire               10/30/2003
  Transfer to WFB Payroll                                                    20,000.00             Wire               10/31/2003
  Payroll funding                                                            78,438.61             Wire               10/10-10/31
  401K funding                                                                  425.02             Wire               10/14/2003
  Robinson Diamant & Wolkowitz                                               20,830.00             Wire               10/10/2003
  Marlin Leasing                           Leasing                              256.36             Wire               10/31/2003
  Susie Reppel                             Reimbursement                         50.00             63215              10/23/2003
  Todd Southwick                           Reimbursement                         86.00             63209              10/14/2003
  Century Plaza Garage                     Parking                               24.00             63212              10/14/2003
  Susie Reppel                             Reimbursement                         69.90             63217              10/23/2003
  Doung Phan                               Reimbursement                         27.05             63218              10/20/2003
  Jason Boxer                              Reimbursement                        189.38             63219              10/17/2003
  Stephanie Pasqarella                     Reimbursement                        688.22             63220              10/30/2003
  Merchant Services charges                                                      16.00             Wire               10/31/2003
  Bank Fees                                                                      39.81                                10/31/2003



                                                                       ----------------
  TOTAL                                                                     231,140.35
                                                                       ================

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